                         OPPENHEIMER DEVELOPING MARKETS FUND
                         Supplement dated September 25, 2008
                      to the Prospectus dated November 30, 2007

     This  supplement  amends the Prospectus of Oppenheimer  Developing  Markets
Fund (the "Fund") dated  November 30, 2007. It is in addition to the  supplement dated February 5, 2008 and replaces the supplements dated April 28, 2008, July 1,
2008 and May 2, 2008. The Prospectus is revised as follows:

     1. The  bullet  point  "Paying  by  Federal  Funds  Wire" on page 16 in the section titled "How to Buy Shares - Buying through the  Distributor"  is deleted in its entirety and is replaced by the following:

     o Paying by Federal Funds Wire.  Shares  purchased  through the Distributor may be paid for by Federal  Funds  wire.  The minimum  wire  purchase is $2,500.
Before sending a wire, call the Distributor's  Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

     2.  Effective  October 24,  2008,  the section  titled "What Is the Minimum
Amount You Must Invest?"  beginning on page 16 in the section titled "How to Buy
Shares" is deleted in its entirety and is replaced by the following:

     WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial  investment of $1,000 and make additional  investments with as little as $50. The minimum additional  investment  requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases.  A $25 minimum applies to additional  investments  through an
Asset Builder Plan, an Automatic  Exchange Plan or a government  allotment  plan established  before November 1, 2002.  Reduced initial minimums are available in certain circumstances, including under the following investment plans:

     o For most types of retirement accounts that  OppenheimerFunds  offers, the minimum initial investment is $500.

     o For certain retirement  accounts that have automatic  investments through salary deduction plans, there is no minimum initial investment.

     o For an Asset  Builder  Plan or  Automatic  Exchange  Plan or a government allotment plan, the minimum initial investment is $500.

     o  For  certain  fee  based  programs  that  have  an  agreement  with  the
Distributor, a minimum initial investment of $250 applies.

     3.  In the  section  titled  "Distribution  and  Service  (12b-1)  Plans  -
Distribution  and  Service  Plans for Class B, Class C, and Class N Shares,"  on
page 26 the fourth  paragraph  is deleted in its entirety and is replaced by the following:

     The Distributor  currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class B shares  is  therefore
4.00% of the  purchase  price.  The  Distributor  normally  retains  the Class B asset-based  sales  charge.  For ongoing  purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase  instead of paying a sales concession and the first year's service fees at the time of purchase.  See the Statement of Additional Information for exceptions.

     4. The  address  information  following  the bullet  points in the  section titled  "How to Sell  Shares - How Do You Sell  Shares  by  Mail?" on page 33 is deleted in its entirety and is replaced by the following:

            Use the following address for requests by regular mail:
                           OppenheimerFunds Services
                                 P.O. Box 5270
                             Denver, Colorado 80217

    Use one of the following addresses for courier or express mail requests:
       Prior to October 10, 2008:             On or after October 10, 2008:
       OppenheimerFunds Services                OppenheimerFunds Services
        10200 East Girard Avenue                 12100 East Iliff Avenue
               Building D                               Suite 300
         Denver, Colorado 80231                   Aurora, Colorado 80014

5.       The following is added to the Fund's Prospectus:

     Present or former  officers,  directors,  trustees and employees (and their eligible  family members) of the Fund, the Manager,  its affiliates,  its parent company  and the  subsidiaries  of its  parent  company,  and  retirement  plans established for the benefit of such individuals, are permitted to purchase Class
Y shares of the Fund.

September 25, 2008                                                 PS0785.028